UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 8, 2006
QUINTILES TRANSNATIONAL CORP.
(Exact name of registrant as specified in its charter)

North Carolina	333-113805	56-1714315
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification Number)
4709 Creekstone Drive, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)
(919) 998-2000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On March 3, 2006, Quintiles Transnational Corp. (the “Company”) and Pharma Services Intermediate Holding Corp. (“Holding”) commenced a cash tender offer to purchase any and all of the Company’s outstanding $450 million aggregate principal amount 10% senior subordinated notes due 2013 and any and all of Holding’s outstanding $219 aggregate principal amount at maturity 11.5% senior discount notes due 2014. In connection with the cash tender offer, the Company and Holding each are soliciting consents to amend the indentures under which the respective notes were issued to eliminate or make less restrictive most of the restrictive covenants contained in the indentures and amend certain related provisions. The tender offer is subject to certain conditions, including, without limitation, the Company having borrowed funds sufficient to purchase the notes tendered and pay the related consent payments and fees and expenses in connection with the tender offer. The Company is pursuing plans to borrow up to $1.47 billion under new credit facility arrangements, which would include a $250 million first lien revolving credit facility due 2012, a $900 million first lien term loan B due 2013 and a $320 million second lien term loan C due 2014. Proceeds from these borrowings would be used, together with available cash, to fund these payments and satisfy this condition to the tender offer, as well as to eliminate the outstanding preferred stock of Pharma Services Holding, Inc., the parent of the Company and Holding. The tender offer and the refinancing are subject to certain conditions, rights of the withdrawal and other terms which could result in the Company not completing the refinancing or tender offer.
     The Company issued a press release on March 3, 2006 announcing the commencement of the tender offer and consent solicitation and on March 6, 2006 announcing the commencement of the refinancing. Copies of these press releases are attached to this report as Exhibits 99.01 and 99.02, respectively, and incorporated by reference herein.
     In connection with the refinancing transaction, the Company is making certain information available to potential lenders, primarily with respect to the combined results of its Product Development and Commercialization reporting segments, which together are referred to as Services, including the following financial information furnished in this report:
•	Services, carve-out statements of operations, balance sheets and statements of cash flows for the years ended December 31, 2003 and 2004 and the twelve months ended September 30, 2005, or Services Carve-Out Financial Statements.

•	Services net revenue and operational earnings before interest expense (income), income taxes and depreciation and amortization (“Operational EBITDA”) for the years ended December 31, 2003 and 2004 and the twelve months ended September 30, 2005 and 2004, or Services Net Revenue and Operational EBITDA.

•	Quarterly Services net revenue, operational EBITDA, Contribution, Selling, General and Administrative (“SG&A”) Expenses and Days Sales Outstanding (“DSO”) by quarter for 2003, 2004 and 2005.

•	Services net revenue by geography and line of business for the years ended December 31, 2003 and 2004 and the nine months ended September 30, 2005, or Services Net Revenue by Geography and Line of Business.

•	Half year consolidated backlog and net new business wins as of December 31, 2002, 2003, 2004 and 2005, including Commercial Services backlog specifically associated with the Company’s Cymbalta® contract, or Backlog and Net New Business Wins.
     Information in this report contains “forward-looking statements.” These statements involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, the possibility that the Company may not be able to secure financing under one or more credit facilities on terms acceptable to the Company prior to the expiration of the tender offer or otherwise obtain funds sufficient to purchase the notes tendered and pay the related consent payments and fees and expenses in connection therewith. Additional factors that could cause actual results to differ materially are discussed in the Company’s recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K, its Form 8-Ks and its other periodic reports, including Form 10-Qs. Any forward-looking statements are as of the date hereof, and the Company has no duty to update them if its views later change.
     Services Carve-Out Financial Statements
     The carve-out financial statements presented below show the results of the Company’s Product Development and Commercialization segments, on a combined basis, separately from the Company’s consolidated results. In the carve-out financial statement presentations below, CR&R stands for Commercial Rights & Royalties, which represents the Company’s PharmBio Development reporting unit. The combination of the Product Development and Commercialization segments as “Services” is not in accordance with generally accepted accounting principles in the United States (“GAAP”). However, such information is considered important information by potential lenders and therefore has been provided in this format.
     The Company has restated the financial statements presented in this report to reflect the results of certain disposed businesses as discontinued operations. These changes are summarized below.
     In December 2005, the Company completed the sale of its Pharmaplan Business, or Pharmaplan, to Opus Ventures, for approximately $1.3 million in cash. The results of operations, assets and liabilities of Pharmaplan have been reported separately as a discontinued operation. All periods presented herein have been restated to reflect Pharmaplan as a discontinued operation.
     In September 2005, the Company completed the sale of its Early Development and Packaging Business, or EDP Business, to Aptuit Inc., or Aptuit, for approximately $124 million in cash. The results of operations, assets and liabilities of the EDP Business have been reported separately as a discontinued operation. All periods presented herein have been restated to reflect the EDP Business as a discontinued operation.
     In August 2004, the Company completed the sale of certain assets representing its Bioglan Pharmaceuticals business, or Bioglan, to Bradley Pharmaceuticals, Inc., or Bradley, for approximately $188.3 million including approximately $5.3 million of direct costs for transferred inventory. The results of operations, assets and liabilities of the Bioglan business have been reported separately as a discontinued operation. All periods presented herein have been restated to reflect the Bioglan business as a discontinued operation.

TWELVE MONTHS ENDED SEPTEMBER 30, 2005
CARVE-OUT STATEMENT OF OPERATIONS — UNAUDITED
(in thousands)

		Subtract	Adjust
	Consolidated	CR&R	Intercompany	Services
Net revenues	$1,850,179	$102,053	$(100,068)	$1,848,194
Add: reimbursed service costs	477,075	—	(7,056)	484,131

Gross revenues	2,327,254	102,053	(107,124)	2,332,325

Costs, expenses and other:
Costs of revenues	1,669,736	180,987	(107,124)	1,595,873
Selling, general and administrative	580,239	—	—	580,239
Interest income	(12,848)	(4,436)	—	(8,412)
Interest expense	69,138	516	—	68,622
Other (income), net	(2,169)	(356)	—	(1,813)
Restructuring	28,247	—	—	28,247
Impairments	7,678	—	—	7,678
Transaction expenses, net	(2,666)	—	—	(2,666)

	2,337,355	176,711	(107,124)	2,267,768

(Loss) income before income taxes	(10,101)	(74,658)	—	64,557
Income tax (benefit)	(43,469)	(26,131)	—	(17,338)
Income (loss) before equity in (losses) earnings of unconsolidated affiliates and minority interests	33,368	(48,527)	—	81,895
Equity in (losses) earnings of unconsolidated affiliates	(1,137)	—	—	(1,137)
Minority interests	(3,153)	—	—	(3,153)

Income (loss) from continuing operations	29,078	(48,527)	—	77,605
(Loss) income from discontinued operations, net of income taxes	(30,541)	801	—	(31,342)
(Loss) gain from sale of discontinued operations, net of income taxes	(3,989)	620	—	(4,609)

Net (loss) income	$(5,452)	$(47,106)	$—	$41,654

SEPTEMBER 30, 2005
CARVE-OUT BALANCE SHEET — UNAUDITED
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Assets
Current assets:
Cash and cash equivalents	$479,203	$—	$479,203
Trade accounts receivable and unbilled services, net	336,538	8,404	328,134
Investments in debt securities	588	—	588
Prepaid expenses	20,027	3	20,024
Other current assets and receivables	62,291	1,542	60,749
Assets of discontinued operations	4,853	4,853	—

Total current assets	903,500	14,802	888,698

Property and equipment:
Land, buildings and leasehold improvements	50,057	—	50,057
Equipment	65,058	63	64,995
Furniture and fixtures	21,153	—	21,153
Motor vehicles	39,188	—	39,188

	175,456	63	175,393
Less accumulated depreciation	(69,899)	(5)	(69,894)

	105,557	58	105,499

Intangibles and other assets:
Investments in debt securities	12,869	—	12,869
Investments in marketable equity securities	33,450	33,450	—
Investments in non-marketable equity securities and loans	52,985	52,185	800
Investments in unconsolidated affiliates	125,692	—	125,692
Commercial rights and royalties	122,961	122,961	—
Accounts receivable — unbilled	38,734	38,734	—
Goodwill	87,230	508	86,722
Other identifiable intangibles, net	227,204	3,492	223,712
Deferred income taxes	69,399	—	69,399
Deposits and other assets	37,898	2,909	34,989

	808,422	254,239	554,183

Total assets	$1,817,479	$269,099	$1,548,380

SEPTEMBER 30, 2005
CARVE-OUT BALANCE SHEET — UNAUDITED (Continued)
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Liabilities, Shareholders’ Equity and Intercompany
Current liabilities:
Accounts payable	$50,952	$4,083	$46,869
Accrued expenses	268,784	1,401	267,383
Unearned income	206,742	545	206,197
Income taxes payable	9,370	—	9,370
Current portion of obligations held under capital leases	13,736	—	13,736
Current portion of long-term debt	5,022	—	5,022
Other current liabilities	10,240	—	10,240
Liabilities of discontinued operations	2,947	2,947	—

Total current liabilities	567,793	8,976	558,817

Long-term liabilities:
Obligations held under capital leases, less current portion	13,121	—	13,121
Long-term debt, less current portion	604,280	—	604,280
Minority interest	36,031	—	36,031
Unearned income	37,202	37,202	—
Other liabilities	15,825	1,002	14,823

	706,459	38,204	668,255

Total liabilities	1,274,252	47,180	1,227,072

Shareholders’ equity and intercompany:
Total shareholders’ equity and intercompany	543,227	221,919	321,308

Total liabilities, shareholders’ equity and intercompany	$1,817,479	$269,099	$1,548,380

TWELVE MONTHS ENDED SEPTEMBER 30, 2005
CARVE-OUT STATEMENT OF CASH FLOWS — UNAUDITED
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Operating activities:
Net (loss) income	$(5,452)	$(47,106)	$41,654
Loss (income) from discontinued operations, net of income taxes	30,541	(801)	31,342
Loss (gain) from sale of discontinued operations, net of income taxes	3,989	(620)	4,609

Income (loss) from continuing operations	29,078	(48,527)	77,605

Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Depreciation and amortization	105,703	5,077	100,626
Amortization expense of debt issuance costs	6,801	—	6,801
Amortization of commercial rights and royalties assets	18,908	18,908	—
Restructuring (payments) accrual and write-off of other assets, net	6,002	—	6,002
Impairment of long-lived assets	6,633	—	6,633
Loss on sale of property and equipment, net	811	63	748
Loss on investments, net	4,604	4,604	—
Provision for deferred income taxes	(46,619)	—	(46,619)
Change in operating assets and liabilities:
Accounts receivable and unbilled services	(96,486)	(1,561)	(94,925)
Prepaid expenses and other assets	35,841	40,010	(4,169)
Accounts payable and accrued expenses	26,697	(3,966)	30,663
Unearned income	36,603	4,782	31,821
Income taxes payable and other liabilities	(39,990)	1,011	(41,001)
Other	3,428	81	3,347

Net cash provided by continuing operations	98,014	20,482	77,532
Net cash provided by discontinued operations	17,178	57	17,121

Net cash provided by operating activities	115,192	20,539	94,653

TWELVE MONTHS ENDED SEPTEMBER 30, 2005
CARVE-OUT STATEMENT OF CASH FLOWS — UNAUDITED (Continued)
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Investing activities:
Acquisition of property, equipment and software	(37,302)	(63)	(37,239)
Payment of transaction costs in Transaction	(5,830)	—	(5,830)
Acquisition of businesses, net of cash acquired	(14,011)	(7,635)	(6,376)
Acquisition of commercial rights and royalties	(60,944)	(60,944)	—
Proceeds from disposal of discontinued operations	124,000	—	124,000
Expenses of disposal of discontinued operations	(11,405)	—	(11,405)
Proceeds from disposition of property and equipment	6,601	—	6,601
Maturities of held-to-maturity investments	710	—	710
Purchase of available-for-sale investments	(1,491)	—	(1,491)
Proceeds from sale of available-for-sale investments	66	—	66
Purchase of equity securities	(15,534)	(15,534)	—
Proceeds from sale of equity securities	18,801	18,801	—
Proceeds from other investments	718	718	—
Purchases of other investments	(3,163)	(3,163)	—
Other	59	(487)	546

Net cash provided by (used in) continuing operations	1,275	(68,307)	69,582
Net cash (used in) provided by discontinued operations	(13,209)	(54)	(13,155)

Net cash (used in) provided by investing activities	(11,934)	(68,361)	56,427

Financing activities:
Repayment of debt	(158,284)	—	(158,284)
Principal payments on capital lease obligations	(14,202)	—	(14,202)
Intercompany with parent companies	(860)	—	(860)
Intercompany	—	47,485	(47,485)

Net cash (used in) provided by continuing operations	(173,346)	47,485	(220,831)
Net cash (used in) discontinued operations	(18)	0	(18)

Net cash (used in) provided by financing activities	(173,364)	47,485	(220,849)
Effect of foreign currency exchange rate changes on cash	921	(2)	923

(Decrease) in cash and cash equivalents	(69,185)	(339)	(68,846)
Consolidated cash and cash equivalents at beginning of period	548,684	635	548,049

Consolidated cash and cash equivalents at end of period	$479,499	$296	$479,203

Cash and cash equivalents of discontinued operations	$296	$296	$—
Cash and cash equivalents of continuing operations	$479,203	$—	$479,203

DECEMBER 31, 2004
CARVE-OUT STATEMENT OF OPERATIONS — UNAUDITED
(in thousands)

		Subtract	Adjust
	Consolidated	CR&R	Intercompany	Services
Net revenues	$1,604,977	$41,805	$(65,688)	$1,628,860
Add: reimbursed service costs	351,277	—	(6,289)	357,566

Gross revenues	1,956,254	41,805	(71,977)	1,986,426

Costs, expenses and other:
Costs of revenues	1,411,874	128,566	(71,977)	1,355,285
Selling, general and administrative	582,244	—	—	582,244
Interest income	(11,280)	(4,102)	—	(7,178)
Interest expense	69,896	765	—	69,131
Other (income), net	(5,626)	44	—	(5,670)
Restructuring	5,682	—	—	5,682
Impairments	1,045	—	—	1,045
Gain on sale of portion of an investment in a subsidiary	(24,688)	—	—	(24,688)
Non-operating gain on change of interest transaction	(10,030)	—	—	(10,030)

	2,019,117	125,273	(71,977)	1,965,821

Income (loss) before income taxes	(62,863)	(83,468)	—	20,605
Income tax (benefit)	(2,966)	(29,214)	—	26,248

Income (loss) before equity in (losses) earnings of unconsolidated affiliates and minority interests	(59,897)	(54,254)	—	(5,643)
Equity in (losses) earnings of unconsolidated affiliates	(149)	—	—	(149)
Minority interests	(1,095)	—	—	(1,095)

Income (loss) from continuing operations	(61,141)	(54,254)	—	(6,887)

(Loss) income from discontinued operations, net of income taxes	7,762	10,385	—	(2,623)

(Loss) gain from sale of discontinued operations, net of income taxes	54,422	54,422	—	—

Net (loss) income	$1,043	$10,553	$—	$(9,510)

DECEMBER 31, 2004
CARVE-OUT BALANCE SHEET — UNAUDITED
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Assets
Current assets:
Cash and cash equivalents	$534,453	$—	$534,453
Trade accounts receivable and unbilled services, net	262,231	9,238	252,993
Investments in debt securities	569	—	569
Prepaid expenses	19,141	—	19,141
Deferred income taxes	28,626	—	28,626
Other current assets and receivables	22,863	725	22,138
Assets of discontinued operations	228,419	4,729	223,690

Total current assets	1,096,302	14,692	1,081,610

Property and equipment:
Land, buildings and leasehold improvements	51,654	—	51,654
Equipment	57,617	—	57,617
Furniture and fixtures	21,524	—	21,524
Motor vehicles	39,155	—	39,155

	169,950	—	169,950
Less accumulated depreciation	(49,072)	—	(49,072)

	120,878	—	120,878

Intangibles and other assets:
Investments in debt securities	11,552	—	11,552
Investments in marketable equity securities	24,425	24,425	—
Investments in non-marketable equity securities and loans	56,441	55,690	751
Investments in unconsolidated affiliates	120,984	—	120,984
Commercial rights and royalties	138,543	138,543	—
Accounts receivable — unbilled	46,669	46,669	—
Goodwill	96,602	508	96,094
Other identifiable intangibles, net	270,651	8,882	261,769
Deferred income taxes	13,653	—	13,653
Deposits and other assets	48,922	5,499	43,423

	828,442	280,216	548,226

Total assets	$2,045,622	$294,908	$1,750,714

DECEMBER 31, 2004
CARVE-OUT BALANCE SHEET — UNAUDITED (Continued)
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Liabilities, Shareholders’ Equity and Intercompany
Current liabilities:
Accounts payable	$66,444	$3,306	$63,138
Accrued expenses	265,048	27,719	237,329
Unearned income	190,150	—	190,150
Income taxes payable	35,061	—	35,061
Current portion of obligations held under capital leases	14,888	—	14,888
Current portion of long-term debt	5,431	—	5,431
Other current liabilities	6,911	—	6,911
Liabilities of discontinued operations	32,771	4,074	28,697

Total current liabilities	616,704	35,099	581,605

Long-term liabilities:
Obligations held under capital leases, less current portion	16,452	—	16,452
Long-term debt, less current portion	758,110	—	758,110
Deferred income taxes	29,516		29,516
Minority interest	36,848	—	36,848
Other liabilities	19,901	—	19,901

	860,827	—	860,827

Total liabilities	1,477,531	35,099	1,442,432

Shareholders’ equity and intercompany:
Total shareholders’ equity and intercompany	568,091	259,809	308,282

Total liabilities, shareholders’ equity and intercompany	$2,045,622	$294,908	$1,750,714

DECEMBER 31, 2004
CARVE-OUT STATEMENT OF CASH FLOWS — UNAUDITED
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Operating activities:
Net income (loss)	$1,043	$10,553	$(9,510)
(Income) loss from discontinued operations, net of income taxes	(7,762)	(10,385)	2,623
(Gain) from sale of discontinued operations, net of income taxes	(54,422)	(54,422)	—

(Loss) income from continuing operations	(61,141)	(54,254)	(6,887)

Adjustments to reconcile income (loss) from continuing operations to net cash (used in) provided by operating activities:
Depreciation and amortization	110,449	3,412	107,037
Amortization expense of debt issuance costs	3,565	—	3,565
Amortization of commercial rights and royalties assets	16,985	16,985	—
Restructuring (payments) accrual and write-off of other assets, net	(3,351)	—	(3,351)
Impairment of long-lived assets	—	—	—
Loss on sale of property and equipment, net	(7,186)	—	(7,186)
Gain from sale of certain assets	(5,967)	—	(5,967)
Gain from sale of a portion of an investment in a subsidiary	(24,688)	—	(24,688)
Non-operating gain on change of interest transaction	(10,030)	—	(10,030)
Loss on investments, net	8,956	8,956	—
Provision for deferred income taxes	10,652	—	10,652
Change in operating assets and liabilities:
Accounts receivable and unbilled services	(52,291)	2,178	(54,469)
Prepaid expenses and other assets	(20,098)	(20,406)	308
Accounts payable and accrued expenses	35,570	1,885	33,685
Unearned income	5,893	(5,751)	11,644
Income taxes payable and other liabilities	(26,481)	(4,482)	(21,999)
Other	615	—	615

Net cash (used in) provided by continuing operations	(18,548)	(51,477)	32,929
Net cash provided by (used in) discontinued operations	10,178	10,867	(689)

Net cash (used in) provided by operating activities	(8,370)	(40,610)	32,240

DECEMBER 31, 2004
CARVE-OUT STATEMENT OF CASH FLOWS — UNAUDITED (Continued)
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Investing activities:
Acquisition of property, equipment and software	(41,459)	—	(41,459)
Payment of transaction costs in Transaction	(20,367)	—	(20,367)
Acquisition of businesses acquired, net of cash acquired	(2,299)	—	(2,299)
Acquisition of commercial rights and royalties	(53,000)	(53,000)	—
Proceeds from disposal of discontinued operations	188,329	188,329	—
Expenses of disposal of discontinued operations	(18,027)	(18,027)	—
Proceeds from sale of certain assets	9,218	—	9,218
Proceeds from sale of minority interest in subsidiary, net of expenses	35,963	—	35,963
Proceeds from disposition of property and equipment	6,732	—	6,732
Maturities of held-to-maturity investments	693	—	693
Purchase of available-for-sale investments	(1,042)	—	(1,042)
Purchase of equity securities	(13,070)	(13,070)	—
Proceeds from sale of equity securities	39,982	39,982	—
Purchase of other investments	(1,838)	(1,838)	—
Proceeds from other investments	667	—	667
Other	250	1	249

Net cash provided by (used in) continuing operations	130,732	142,377	(11,645)
Net cash (used in) provided by discontinued operations	(8,877)	(95)	(8,782)

Net cash (used in) provided by investing activities	121,855	142,282	(20,427)

Financing activities:
Repayment of debt	(5,763)	—	(5,763)
Principal payments on capital lease obligations	(13,061)	—	(13,061)
Intercompany with parent companies	(985)	—	(985)
Proceeds from change in interest transaction	41,773	—	41,773
Intercompany	—	(102,503)	102,503

Net cash (used in) provided by continuing operations	21,964	(102,503)	124,467
Net cash (used in) discontinued operations	(22)	(10)	(12)

Net cash (used in) provided by financing activities	21,942	(102,513)	124,455
Effect of foreign currency exchange rate changes on cash	25,091	204	24,887

(Increase) decrease in cash and cash equivalents	160,518	(637)	161,155
Consolidated cash and cash equivalents at beginning of period	375,163	1,865	373,298

Consolidated cash and cash equivalents at end of period	$535,681	$1,228	$534,453

Cash and cash equivalents of discontinued operations	$1,228	$1,228	$—
Cash and cash equivalents of continuing operations	$534,453	$—	$534,453

DECEMBER 31, 2003
CARVE-OUT STATEMENT OF OPERATIONS — UNAUDITED
(in thousands)

		Subtract	Adjust
	Consolidated	CR&R	Intercompany	Services
Net revenues	$1,472,637	$127,144	$(40,235)	$1,385,728
Add: reimbursed service costs	361,656	—	—	361,656

Gross revenues	1,834,293	127,144	(40,235)	1,747,384

Costs, expenses and other:
Costs of revenues	1,228,390	86,494	(40,235)	1,182,131
Selling, general and administrative	501,114	—	—	501,114
Interest income	(16,860)	(4,526)	—	(12,334)
Interest expense	22,368	697	—	21,671
Other (income) expense, net	(8,010)	(5,281)	—	(2,729)
Restructuring	4,765	—	—	4,765
Transaction expenses, net	48,676	—	—	48,676

	1,780,443	77,384	(40,235)	1,743,294

Income before income taxes	53,850	49,760	—	4,090
Income tax expense	38,337	17,416	—	20,921

Income (loss) before minority interests and equity in earnings of unconsolidated affiliates	15,513	32,344	—	(16,831)
Equity in (losses) earnings of unconsolidated affiliates	5	—	—	5
Minority interests	50	—	—	50

Income (loss) from continuing operations	15,568	32,344	—	(16,776)
Income from discontinued operations, net of income taxes	14,166	9,590	—	4,576

Net income (loss)	$29,734	$41,934	$—	$(12,200)

DECEMBER 31, 2003
CARVE-OUT BALANCE SHEET — UNAUDITED
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Assets
Current assets:
Cash and cash equivalents	$373,298	$—	$373,298
Restricted cash	—	—	—
Trade accounts receivable and unbilled services, net	197,805	10,687	187,118
Investments in debt securities	611	—	611
Prepaid expenses	19,329	—	19,329
Deferred income taxes	24,105	—	24,105
Other current assets and receivables	24,315	1,601	22,714
Assets of discontinued operations	322,899	91,168	231,731

Total current assets	962,362	103,456	858,906

Property and equipment:
Land, buildings and leasehold improvements	44,665	—	44,665
Equipment	37,011	—	37,011
Furniture and fixtures	17,659	—	17,659
Motor vehicles	25,274	—	25,274

	124,609	—	124,609
Less accumulated depreciation	(16,332)	—	(16,332)

	108,277	—	108,277

Intangibles and other assets:
Investments in debt securities	10,426	—	10,426
Investments in marketable equity securities	58,294	58,294	—
Investments in non-marketable equity securities and loans	48,556	47,208	1,348
Investments in unconsolidated affiliates	121,176	—	121,176
Commercial rights and royalties	12,529	12,529	—
Advances to customer	70,000	70,000	—
Accounts receivable — unbilled	40,107	40,107	—
Goodwill	160,849	1,741	159,108
Other identifiable intangibles, net	331,309	13,328	317,981
Deferred income taxes	4,093	—	4,093
Deposits and other assets	51,784	6,810	44,974

	909,123	250,017	659,106

Total assets	$1,979,762	$353,473	$1,626,289

December 31, 2003
CARVE-OUT BALANCE SHEET — UNAUDITED (Continued)
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Liabilities, Shareholders’ Equity and Intercompany
Current liabilities:
Accounts payable	$54,710	$2,422	$52,288
Accrued expenses	241,028	6,237	234,791
Unearned income	175,564	337	175,227
Income taxes payable	24,560	—	24,560
Current portion of obligations held under capital leases	15,087	—	15,087
Current portion of long-term debt	5,583	—	5,583
Other current liabilities	3,169	—	3,169
Liabilities of discontinued operations	54,529	9,193	45,336

Total current liabilities	574,230	18,189	556,041

Long-term liabilities:
Obligations held under capital leases, less current portion	10,230	—	10,230
Long-term debt, less current portion	760,101	—	760,101
Deferred income taxes	74,756	—	74,756
Other liabilities	25,347	1,507	23,840

	870,434	1,507	868,927

Total liabilities	1,444,664	19,696	1,424,968

Shareholders’ equity and intercompany:
Total shareholders’ equity and intercompany	535,098	333,777	201,321

Total liabilities, shareholders’ equity and intercompany	$1,979,762	$353,473	$1,626,289

DECEMBER 31, 2003
CARVE-OUT STATEMENT OF CASH FLOWS — UNAUDITED
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Operating activities:
Net income (loss)	$29,734	$41,934	$(12,200)
(Income) from discontinued operations, net of income taxes	(14,166)	(9,590)	(4,576)

Income (loss) from continuing operations	15,568	32,344	(16,776)

Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Depreciation and amortization	81,124	3,162	77,962
Amortization expense of debt issuance costs	878	—	878
Amortization of commercial rights and royalties assets	3,508	3,508	—
Restructuring (payments) accrual and write-off of other assets, net	(2,366)	—	(2,366)
Transaction costs	44,057	—	44,057
Gain on sale of property and equipment, net	(536)	—	(536)
(Gain) loss on investments, net	(31,037)	(31,658)	621
Provision for deferred income taxes	16,721	—	16,721
Change in operating assets and liabilities:
Accounts receivable and unbilled services	137,468	(3,884)	141,352
Prepaid expenses and other assets	57,524	23,521	34,003
Accounts payable and accrued expenses	2,128	(836)	2,964
Unearned income	(68,317)	286	(68,603)
Income taxes payable and other liabilities	(13,069)	(3,040)	(10,029)
Other	118	(485)	603

Net cash provided by continuing operations	243,769	22,918	220,851
Net cash provided by discontinued operations	31,715	14,602	17,113

Net cash provided by operating activities	275,484	37,520	237,964

DECEMBER 31, 2003
CARVE-OUT STATEMENT OF CASH FLOWS — UNAUDITED (Continued)
(in thousands)

		Subtract
	Consolidated	CR&R	Services
Investing activities:
Acquisition of property, equipment and software	(38,783)	—	(38,783)
Repurchase of common stock in Transaction	(1,617,567)	—	(1,617,567)
Payment of transaction costs in Transaction	(67,630)	—	(67,630)
Acquisition of businesses, net of cash acquired	(4,817)	(1,882)	(2,935)
Advances to customer	(3,739)	(3,739)	—
Acquisition of commercial rights and royalties	(20,710)	(20,710)	—
Proceeds from disposition of property and equipment	8,127	—	8,127
Maturities of held-to-maturity investments	570	—	570
Purchase of available-for-sale investments	(2,565)	—	(2,565)
Proceeds from sale of available-for-sale investments	26,375	—	26,375
Purchase of equity securities	(16,545)	(16,545)	—
Proceeds from sale of equity securities	69,559	69,220	339
Purchase of other investments	(305)	(124)	(181)

Net cash (used in) provided by continuing operations	(1,668,030)	26,220	(1,694,250)
Net cash (used in) discontinued operations	(16,445)	(1,364)	(15,081)

Net cash (used in) provided by investing activities	(1,684,475)	24,856	(1,709,331)

Financing activities:
Proceeds from issuance of debt, net of costs	733,433	—	733,433
Capital contribution in Transaction	390,549	—	390,549
Repayment of debt	(4,400)	—	(4,400)
Principal payments on capital lease obligations	(14,512)	—	(14,512)
Issuance of common stock	7,042	—	7,042
Intercompany	—	(59,742)	59,742

Net cash provided by (used in) continuing operations	1,112,112	(59,742)	1,171,854
Net cash (used in) discontinued operations	46	58	(12)

Net cash provided by (used in) financing activities	1,112,158	(59,684)	1,172,842
Effect of foreign currency exchange rate changes on cash	27,712	(856)	28,568

(Decrease) increase in cash and cash equivalents	(269,121)	1,836	(270,957)
Consolidated cash and cash equivalents at beginning of period	644,284	29	644,255

Consolidated cash and cash equivalents at end of period	$375,163	$1,865	$373,298

Cash and cash equivalents of discontinued operations	$1,865	$1,865	$—
Cash and cash equivalents of continuing operations	$373,298	$—	$373,298

     In accordance with GAAP the Company’s predecessor results have not been aggregated with its successor results and, accordingly, the filed financial statements do not show results of operations or cash flows for the twelve months ended December 31, 2003. However, in order to facilitate an understanding of the results of operations for the twelve months ended December 31, 2003, the Company presents its predecessor results and its successor results on a combined basis. The combined results of operations are non-GAAP financial measures and should not be used in isolation or as a substitution for the predecessor and successor results.
     Below is a reconciliation of the combined results for the year ended December 31, 2003 (in thousands):

	September 26, 2003	January 1, 2003	Year ended
	through	through	December 31,
	December 31, 2003	September 25, 2003	2003
	Successor	Predecessor	Combined

Net revenues	$389,004	$1,083,633	$1,472,637
Add: reimbursed service costs	94,960	266,696	361,656

Gross revenues	483,964	1,350,329	1,834,293

Costs, expenses and other:
Costs of revenues	332,581	895,809	1,228,390
Selling, general and administrative	141,123	359,991	501,114
Interest income	(4,751)	(12,109)	(16,860)
Interest expense	20,640	1,728	22,368
Other (income) expense, net	(2,568)	(5,442)	(8,010)
Restructuring	—	4,765	4,765
Transaction	—	48,676	48,676

	487,025	1,293,418	1,780,443

(Loss) income before income taxes	(3,061)	56,911	53,850
Income tax expense	10,115	28,222	38,337

(Loss) income before minority interests and equity in (losses) earnings of unconsolidated affiliates	(13,176)	28,689	15,513

Equity in earnings (losses) of unconsolidated affiliates	13	(8)	5
Minority interests	4	46	50

(Loss) income from continuing operations	(13,159)	28,727	15,568

Income from discontinued operation	5,732	8,434	14,166

Net (loss) income	$(7,427)	$37,161	$29,734

	September 26, 2003	January 1, 2003
	through	through	Year ended
	December 31,	September 25,	December 31,
	2003	2003	2003
	Successor	Predecessor	Combined
Operating activities:
Net (loss) income	$(7,427)	$37,161	$29,734
(Income) from discontinued operations, net of income taxes	(5,732)	(8,434)	(14,166)
Loss (gain) from sale of discontinued operations, net of income taxes	—	—	—

(Loss) income from continuing operations	(13,159)	28,727	15,568

Adjustments to reconcile (loss) income from continuing operations to net cash (used in) provided by operating activities:
Depreciation and amortization	31,224	49,900	81,124
Amortization expense of debt issuance costs	878	—	878
Amortization of commercial rights and royalties assets	1,285	2,223	3,508
Restructuring (payments) accrual and write-off of other assets, net	(1,942)	(424)	(2,366)
Transaction costs	—	44,057	44,057
Loss (gain) on sale of property and equipment, net	(325)	(211)	(536)
Loss (gain) on investments, net	(2,952)	(28,085)	(31,037)
Provision for deferred income taxes	750	15,971	16,721
Change in operating assets and liabilities:
Accounts receivable and unbilled services	20,868	116,600	137,468
Prepaid expenses and other assets	13,950	43,574	57,524
Accounts payable and accrued expenses	14,053	(11,925)	2,128
Unearned income	17,399	(85,716)	(68,317)
Income taxes payable and other liabilities	4,847	(17,916)	(13,096)
Other	(168)	286	118

Net cash provided by continuing operations	86,708	157,061	243,769
Net cash provided by discontinued operations	18,907	12,808	31,715

Net cash provided by operating activities	105,615	169,869	275,484

	September 26, 2003	January 1, 2003
	through	through	Year ended
	December 31,	September 25,	December 31,
	2003	2003	2003
	Successor	Predecessor	Combined
Investing activities:
Acquisition of property, equipment and software	$(11,225)	$(27,558)	$(38,783)
Repurchase of common stock in Transaction	(1,617,567)	—	(1,617,567)
Payment of transaction costs in Transaction	(64,734)	(2,896)	(67,630)
Acquisition of businesses, net of cash acquired	(3,363)	(1,454)	(4,817)
Advances to customer	—	(3,739)	(3,739)
Acquisition of commercial rights and royalties	(3,000)	(17,710)	(20,710)
Proceeds from disposition of property and equipment	1,951	6,176	8,127
Maturities of held-to-maturity investments	325	245	570
Purchase of available-for-sale investments	(1,212)	(1,353)	(2,565)
Proceeds from sale of available-for-sale investments	—	26,375	26,375
Purchase of equity securities	(5,900)	(10,645)	(16,545)
Proceeds from sale of equity securities	7,633	61,926	69,559
Purchase of other investments	(120)	(185)	(305)
Other	—	—	—

Net cash (used in) provided by continuing operations	(1,697,212)	29,182	(1,668,030)
Net cash (used in) provided by discontinued operations	(3,659)	(12,786)	(16,445)

Net cash (used in) provided by investing activities	(1,700,871)	16,396	(1,684,475)

Financing activities:
Proceeds from issuance of debt, net of costs	733,433	—	733,433
Capital contribution in Transaction	390,549	—	390,549
Repayment of debt	(2,568)	(1,832)	(4,400)
Principal payments on capital lease obligations	(3,103)	(11,409)	(14,512)
Issuance of common stock	—	7,042	7,042
Intercompany with parent companies	—	—	—

Net cash provided by (used in) continuing operations	1,118,311	(6,199)	1,112,112
Net cash provided by (used in) discontinued operations	24	22	46

Net cash provided by (used in) financing activities	1,118,335	(6,177)	1,112,158
Effect of foreign currency exchange rate changes on cash	9,788	17,924	27,712

(Decrease) increase in cash and cash equivalents	(467,133)	198,012	(269,121)
Consolidated cash and cash equivalents at beginning of period	842,296	644,284	644,284

Consolidated cash and cash equivalents at end of period	$375,163	$842,296	$375,163

Cash and cash equivalents of discontinued operations	$1,865	$280	$1,865

Cash and cash equivalents of continuing operations	$373,298	$842,016	$373,398

     Services Net Revenue and Operational EBITDA
     The following table presents the Company’s operations by reportable segment, with Product Development and Commercialization summed to equal Services. The Company is managed through three reportable segments, namely, the Product Development Group, the Commercial Services Group, and the PharmaBio Development Group. Management has distinguished these segments based on the normal operations of the Company. The Product Development Group is primarily responsible for all phases of clinical research and outcomes research consulting. The Commercial Services Group is primarily responsible for sales force deployment and strategic marketing services. The PharmaBio Development Group is primarily responsible for facilitating non-traditional customer alliances and its results consist primarily of product revenues, royalties and commissions and investment revenues relating to the financial arrangements with customers and other third parties.
     In August 2004, the Company completed its previously announced sale of certain assets related to its Bioglan business. The results of operations for Bioglan have been separately reported as a discontinued operation and are no longer included in the PharmaBio Development Group. In September 2005, the Company completed its previously announced sale of its EDP Business. The results of operations for the EDP Business have been separately reported as a discontinued operation and are no longer included in the Product Development Group. In December 2005, the Company completed the sale of its Pharmaplan business. The results of operations for Pharmaplan have been reported as a discontinued operation and are no longer included in the Pharmabio Development Group. All periods presented herein reflect Pharmaplan, the EDP Business and Bioglan as discontinued operations.
     The Company measures segment profitability based on Operational EBITDA. Operational EBITDA is defined as gross revenues less costs of revenues (except for the exclusion of depreciation and amortization included in costs of revenues) and selling, general and administrative expenses. When the Company enters into strategic agreements whereby its Commercial Services or Product Development Groups provide services to customers of the PharmaBio Development Group, service revenues are presented based upon market rates and are eliminated in consolidation. Intersegment revenues have been eliminated (in thousands):

Twelve months ended September 30, 2005

	Product			PharmaBio		Quintiles
	Development	Commercial Services	Services	Development	Eliminations	Consolidated
Service revenues:
External	$1,100,597	$647,529	$1,748,126	—	—	$1,748,126
Intersegment	4,149	95,919	100,068	—	(100,068)	—

Total net services	1,104,746	743,448	1,848,194	—	(100,068)	1,748,126

Commercial rights and royalties	—	—	—	107,321	—	107,321

Investment	—	—	—	(5,268)	—	(5,268)

Total net revenues	1,104,746	743,448	1,848,194	102,053	(100,068)	1,850,179
Reimbursed service costs	414,602	69,529	484,131	—	(7,056)	477,075

Gross revenues	$1,519,348	$812,977	$2,332,325	$102,053	$(107,124)	$2,327,254

Segment Operational EBITDA	$187,711	$69,128	$256,839	$(73,856)	$—	$182,983

Year Ended December 31, 2004

	Product			PharmaBio		Quintiles
	Development	Commercial Services	Services	Development	Eliminations	Consolidated
Service revenues:
External	$960,502	$602,670	$1,563,172	$—	$—	$1,563,172
Intersegment	—	65,687	65,687	—	(65,687)	—

Total net services	960,502	668,357	1,628,859	—	(65,687)	1,563,172

Commercial rights and royalties	—	—	—	51,425	—	51,425

Investment	—	—	—	(9,620)	—	(9,620)

Total net revenues	960,502	668,357	1,628,859	41,805	(65,687)	1,604,977
Reimbursed service costs	296,482	61,084	357,566	—	(6,289)	351,277

Gross revenues	$1,256,984	$729,441	$1,986,425	$41,805	$(71,976)	$1,956,254

Segment Operational EBITDA	$112,379	$43,556	$155,935	$(83,349)	$—	$72,856

Twelve Months Ended September 30, 2004

	Product			PharmaBio		Quintiles
	Development	Commercial Services	Services	Development	Eliminations	Consolidated
Service revenues:
External	$911,356	$567,530	$1,478,886	$—	$—	$1,478,886
Intersegment	—	52,040	52,040	—	(52,040)	—

Total net services	911,356	619,570	1,530,926	—	(52,040)	1,478,886

Commercial rights and royalties	—	—	—	54,599	—	54,599

Investment	—	—	—	(3,756)	—	(3,756)

Total net revenues	911,356	619,570	1,530,926	50,843	(52,040)	1,529,729
Reimbursed service costs	283,236	62,905	346,141	—	2,979)	343,162

Gross revenues	$1,198,649	$683,084	$1,877,067	$50,843	$(55,019)	$1,872,891

Segment Operational EBITDA	$99,053	$34,606	$133,659	$(52,004)	$—	$81,655

Year Ended December 31, 2003

	Product			PharmaBio		Quintiles
	Development	Commercial Services	Services	Development	Eliminations	Consolidated
Service revenues:
External	$852,514	$492,978	$1,345,492	$—	$—	$1,345,492
Intersegment	—	40,235	40,235	—	(40,235)	—

Total net services	852,514	533,213	1,385,727	—	(40,235)	1,345,492

Commercial rights and royalties	—	—	—	96,212	—	96,212

Investment	—	—	—	30,933	—	30,933

Total net revenues	852,514	533,213	1,385,727	127,145	(40,235)	1,472,637
Reimbursed service costs	300,302	61,354	361,656	—	—	361,656

Gross revenues	$1,152,816	$594,567	$1,747,383	$127,145	$(40,235)	$1,834,293

Segment Operational EBITDA	$119,472	$22,629	$142,101	$43,812	$—	$185,913

     In accordance with GAAP the Company’s predecessor results have not been aggregated with its successor results and, accordingly, the filed financial statements do not show results of operations or cash flows for the twelve months ended December 31, 2003. However, in order to facilitate an understanding of the results of operations for the twelve months ended December 31, 2003, the Company presents its predecessor results and its successor results on a combined basis. The combined results of operations are non-GAAP financial measures and should not be used in isolation or as a substitution for the predecessor and successor results.
     Below is a reconciliation of the combined results for the year ended December 31, 2003 (in thousands):

	Product			PharmaBio		Quintiles
	Development	Commercial Services	Services	Development	Eliminations	Consolidated
Service revenues:
External	$229,904	$130,705	$360,609	$—	$—	$360,609
Intersegment	—	10,458	10,458	—	(10,458)	—

Total net services	229,904	141,163	371,067	—	(10,458)	360,609

Commercial rights and royalties	—	—	—	25,635	—	25,635

Investment	—	—	—	2,760	—	2,760

Total net revenues	229,904	141,163	371,067	28,395	(10,458)	389,004
Reimbursed service costs	76,594	18,366	94,960	—	—	94,960

Gross revenues	$306,498	$159,529	$466,027	$28,395	$(10,458)	$483,964

Segment Operational EBITDA	$30,122	$6,918	$37,040	$4,444	$—	$41,484

January 1, 2003 through September 25, 2003 — Predecessor

	Product			PharmaBio
	Development	Commercial Services	Services	Development	Eliminations	Consolidated
Service revenues:
External	$622,610	$362,273	$984,883	$—	$—	$984,883
Intersegment	—	29,777	29,777	—	(29,777)	—

Total net services	622,610	392,050	1,014,660	—	(29,777)	984,883

Commercial rights and royalties	—	—	—	70,577	—	70,577

Investment	—	—	—	28,173	—	28,173

Total net revenues	622,610	392,050	1,014,660	98,750	(29,777)	1,083,633
Reimbursed service costs	223,708	42,988	266,696	—	—	266,696

Gross revenues	$846,318	$435,038	$1,281,356	$98,750	$(29,777)	$1,350,329

Segment Operational EBITDA	$89,350	$15,711	$105,061	$39,368	$—	$144,429

     Services Quarterly Financial Information (in millions except DSO)

	2003				2004				2005
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Services net revenues	$339	$352	$340	$354	$372	$387	$418	$452	$451	$482	$463
Services operational EBITDA	$34	$39	$36	$34	$26	$28	$46	$56	$57	$70	$74
Services contribution	$153	$163	$158	$170	$168	$172	$193	$205	$198	$224	$210
Services SG&A	$119	$124	$122	$136	$142	$145	$147	149	$141	$154	$137
Services DSO — in days	15	16	11	2	10	13	12	11	15	17	19

     Services Net Revenue by Geography and Line of Business
     For the first nine months of 2005, approximately 34.3% of the Company’s net revenue was attributed to operations in the United States and 65.7% to operations outside the United States. Approximately 49.1%, 49.9%and 47.8% of its net revenue was attributed to its clinical development services in the first nine months of 2005, and the year ended December 31, 2004 and 2003, respectively; approximately 10.2%, 10.0% and 10.1% of the Company’s net revenue was attributed to its clinical technology services in the first nine months of 2005, and the year ended December 31, 2004 and 2003, respectively, and approximately 29.3%, 31.5% and 27.3% of its net revenue was attributed to commercialization services in the first nine months of 2005, and the year ended December 31, 2004 and 2003, respectively. Neither its medical communications and consulting services, nor its commercial rights and royalties accounted for more than 10% of its net revenue in any of these periods.
     Backlog and Net New Business Wins
     The Company reports backlog based on anticipated net revenue from uncompleted projects that its customers have authorized and the Company believes to be firm. Once work begins on a project, net revenue is recognized over the duration of the project. The backlog at December 31, 2005 and 2004 includes approximately $285 million and $357 million, respectively, of backlog related to services contracted from the Company’s service groups, primarily commercial services, in connection with the strategic alliances forged by its PharmaBio Development Group. Of the backlog amounts between the Company’s service groups and its PharmBio Development Group, $252 million and $314 million represents backlog associated with the Company’s Cymbalta® contract.
     Net new business represents anticipated net revenue from contracts which the Company entered into during the period and adjusted for contracts that were canceled during the period. Approximately $32.9 million and $388 million of net wins on internal service contracts are included in net new business wins for the years ended December 31, 2004 and 2005, respectively. The $388.0 million of net wins of internal service contracts for 2004 includes $357 million of new business associated with the Company’s Cymbalta® contract.
     The following analysis details the Company’s net new business wins and backlog trends for 2002, 2003, 2004 and 2005. Amounts are in millions and at fixed rates. At actual rates, net new business wins are $2,006 for the year ended December 31, 2005 and backlog is $2,614 at December 31, 2005.

	2002		2003		2004		2005
	1H	2H	1H	2H	1H	2H	1H	2H
Total Net New Business Wins	$511	$601	$669	$764	$857	$1,282	$1,025	$1,040
Product Development	$291	$370	$417	$510	$585	$549	$645	$803
Commercialization	$219	$230	$252	$254	$271	$733	$379	$237
Cymbalta®	—	—	—	—	—	$357	—	—
Total Backlog	$1,660	$1,616	$1,657	$1,782	$2,054	$2,493	$2,675	$2,744
Cymbalta® backlog	—	—	—	—	—	$314	$282	$252

Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits

Exhibit No.	Description of Exhibit

99.01	Press release of Quintiles Transnational Corp. dated March 3, 2006

99.02	Press release of Quintiles Transnational Corp. dated March 6, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTILES TRANSNATIONAL CORP.

	By:	/s/ John D. Ratliff

John D. Ratliff Executive Vice President, Chief Financial Officer

Dated: March 8, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Press Release of Quintiles Transnational Corp. dated March 3, 2006

99.02	Press release of Quintiles Transnational Corp. dated March 6, 2006